Exhibit 99.4

NETVALUE GROUP

AUDITORS’ REPORT ON THE CONSOLIDATED FINANCIAL STATEMENTS

For the 6 month period ended June 30, 2002.

Dear Shareholder,

Acting as auditors of NetValue S.A. and pursuant to article L. 232-7 of the Commerce Code we have conducted the following:

•	A limited review of NetValue S.A.’s consolidated figures for the period from January 1st, 2002 to June 30, 2002 such as they appear in the present document.
•	The verification of the information provided in the half-year report.

The Board of Directors has approved the half year consolidated financial statements, based on our limited review. Our responsibility is to issue a report on these financial statements, based on our limited review.

We have conducted our limited review in accordance with professional standards applicable in France. Those standards require that we plan and perform the review to obtain moderate assurance that the consolidated financial statements are free from material misstatements. A review is limited primarily to inquiries of company personnel and analytical procedures applied to financial data and thus provides less assurance than an audit. We have not performed an audit and accordingly, we do not express an audit opinion.

Based on our limited review, nothing has come to our attention that causes us to believe that the accompanying financial statements do not give a true and fair view in accordance with accounting rules and principles applicable in France.

With no contradiction to what is stated above, we draw your attention to Note 3 which explains that an accounting method has been changed due to the first-time application of the December 7, 2000 CRC Rule 2000-06 regarding liabilities and its consequences on the Income Statement and the Shareholder’s equity at the beginning of the period.

We have also examined the information pertaining to the consolidated group of companies contained in the half-year report, in accordance with professional standards applicable in France. We are satisfied that the information is true and fair and agrees with the half-year financial statements.

Paris-La-Défense and Paris, September 25, 2002

The Auditors

KPMG Audit                                                                                                                                                            François-Gérard Guyot
Division of KPMG S.A.
Frédéric Quélin
Partner

NETVALUE GROUP

Consolidated Balance Sheet 6/30/2002

	Gross	DEP./PROV.	Net	Net
	6 months			12 months
	6/30/02	6/30/02	6/30/02	12/31/01
	(in Euro)
ASSETS
Subscribed capital not called (I)
Fixed Assets
Intangible assets (note 5-1)	7,379,460	(5,319,285)	2,060,175	2,656,382
Tangible assets (note 5-2)	3,629,957	(2,183,100)	1,446,857	1,801,950
Financial assets (note 5-3)	351,693	0	351,693	444,120

Total Fixed Assets (II)	11,361,110	(7,502,385)	3,858,725	4,902,452

Current Assets
Inventories
Prepaid supplies (note 5-4, a)	30,476		30,476	191,719
Trade receivables (note 5-4, b)	2,940,605	(148,766)	2,791,839	2,707,060
Other receivables (note 5-4, c)	566,193		566,193	815,822
Investments securities (note 5-4, d)	11,394,530	(75,600)	11,318,930	16,070,816
Cash	1,922,544		1,922,544	1,752,387
Prepaid expenses (note 5-5)	245,131		245,131	246,685

Total Current Assets (III)	17,099,479	(224,366)	16,875,113	21,784,489
Total Assets (I + II + III)	28,460,589	(7,726,751)	20,733,838	26,686,941

LIABILITIES
Shareholders’ Equity
Share Capital			2,213,807	2,204,537
Share premium			64,724,070	64,718,318
Legal reserve			(47,416,623)	(26,917,317)
Group conversion reserves			635,118	595,579
Income (loss) for the year			(6,139,188)	(20,499,306)

Total Shareholders’ Equity (I)			14,017,185	20,101,813

Minority interest reserve			(426,817)	2,374,538
Minority interest conversion reserve			496,058	426,817
Minority profit ( loss)			(69,241)	(2,801,355)

Total Minority Interests (II) (note 5-7)			0	0

Contingency provisions			161,121	385,918
Loss provisions			55,533	49,848

Total Contingency & loss provisions (III) (note 5-8)			216,654	435,766

Debts
Other debts (note 5-9)			185,917	213,911
Down payments from customers			79,467	95,383
Trade accounts payable (note 5-10)			3,258,669	2,981,763
Other liabilities (note 5-11)			1,341,609	1,347,800
Prepaid revenues (note 5-12)			1,634,122	1,510,290
Other liability adjustments			215	215

Total Debts (IV)			6,499,999	6,149,362
Total Liabilities (I+ II + III + IV)			20,733,838	26,686,941

NETVALUE GROUP

CONSOLIDATED INCOME STATEMENT 6/30/02

	6/30/02 (6 months)	6/30/01 (6 months)	12/31/01 (12 months)
		(in Euro)
Revenue
Sales of goods
Sales of services	2,061,329	3,275,088	6,577,615
Net Revenue (note 6-1, a)	2,061,329	3,275,088	6,577,615

Operating subsidies			13,600
Excess depreciation and cancelled provisions	242,667		17,852
Other revenue	111	286,309	36

Operating Revenue	2,304,107	3,561,397	6,609,103

Purchases of goods for resale
Change in inventories of goods
Other purchases and expenses	3,236,292	8,120,266	13,800,814
External expenses	3,236,292	8,120,266	13,800,814

Taxes other than income taxes	63,275	66,458	135,066
Salary costs and employee benefits	3,336,250	7,012,088	11,972,420
Depreciation allowances and provisions	1,310,426	2,549,412	3,814,472
Operating Expenses	7,946,243	17,748,224	29,722,772

Operating Income (Loss) (note 6-1, a)	(5,642,136)	(14,186,827)	(23,113,669)

Investment and financial income	277,642	1,936,333	2,107,540
Interest and other financial charges	650,861	299,853	475,624
Financial Income (Loss) (note 6-1, c)	(373,219)	1,636,480	1,631,916

Current Income Before Tax	(6,015,355)	(12,550,347)	(21,481,753)

Exceptional gains	125,506	453,499	507,568
Exceptional losses	318,580	2,472,115	2,232,910
Exceptional items (note 6-1, d)	(193,074)	(2,018,616)	(1,725,342)

Income Tax		(45,632)	(93,567)

Consolidated net profit (loss) after taxes	(6,208,429)	(14,614,595)	(23,300,662)

Minority interests	69,241	2,352,423	2,801,355

Net Profit (Loss)	(6,139,188)	(12,262,173)	(20,499,306)

NETVALUE GROUP

CONSOLIDATED CASH FLOW STATEMENT 6/30/02

	6/30/02	12/31/01
	(in thousands of Euro)
Cash flow from operating activities
Net income	(6,139)	(20,499)
Minority interests	(69)	(2,801)
Depreciation for goodwill
Depreciation of fixed assets	993	5,291
Deferred taxes
Other elements with no effect on cash	74	100

Self-financing gross margin	(5,142)	(17,910)

Variation of the operating working capital
Trade Receivables	336	(478)
Trade accounts payable	351	(496)
Other elements of the working capital

Cash flow generated from operating activities	(4,455)	(18,884)

Cash flow used for investment activities
Fixed assests acquisition
Intangible	(402)	(897)
Tangible	(231)	(514)
Financial	(8)	(7)
Disposals	17	61
Refund of loans and financial receivables	80	128
Effects of changes in perimeter (cash received)	194

Net Cash used for investment activities	(350)	(1,230)

Cash flow from financing activities

Increase of capital in cash	15	2
Minority interests
New loans
Loan refunds

Cash flow from financing activities	15	2

Exchange rate variations	208	266

Cash variations	(4,582)	(19,845)

Cash at beginning of period	17,823	37,668
Cash at end of period	13,241	17,823

Cash variations	(4,582)	(19,845)

NETVALUE GROUP

NOTES TO THE 2002 CONSOLIDATED FINANCIAL STATEMENTS

Six-month period ended June 30, 2002

Note 1    Business description

NetValue SA conducts behavioral studies on the use of the Internet, based on a panel of selected Internet users in France, other European countries, North America and Southeast Asia. The results of these market studies are available to customers on a subscription basis.

Note 2    Fiscal year highlights

•
After having closed down operations in Mexico at the end of 2001, NetValue sold the legal structure of the subsidiary in May, 2002. This operation created a capital loss of €194,000. This sale complies with NetValue’s strategy to refocus its activities in Europe.

•
The panel contracts which expired with Taylor Nelson Sofres at the end of 2001 were renegotiated. The new contracts signed for 2002 are on an annual basis and only concern the maintenance of existing panels.

•	NetValue pursued the structural optimization and cost reduction programs initiated in 2001.

•	The availability of the MegaPanel™ service line was delayed from November 2001 until July 2002 in France.

Note 3    Accounting Principles and Methods

The consolidated financial statements have been prepared in accordance with the new provisions of Rule 99-02 of the French Accounting Regulations Commission (CNC) pertaining to consolidated financial statements, approved on June 22, 1999.

Entities controlled exclusively by NetValue, either through direct ownership or indirectly through third parties, are fully consolidated.

In application of the December 7, 2000 CRC Rule 2000-06 regarding liabilities, NetValue changed its liability accounting method. This change had no impact on the assets at the beginning of the period nor on the Income Statement for the period ended June 30, 2002.

NetValue applies the accounting principles and methods set forth below.

a)  Intangible assets

•
Registered trademarks and domain names are reported in the balance sheet at cost and are amortized using the straight-line method over their useful life (5 or 10 years for trademarks, 5 years for domain names).

•	Software acquired by the Company is amortized using the straight-line method over three years.

NETVALUE GROUP

NOTES TO THE 2002 CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

•	Intangible assets related to the Internet site are shown on the balance sheet at cost and are depreciated using the straight line method over 2 years.

b)  Panel costs

•	Costs incurred for recruiting panels are reported as intangible assets and amortized over three years following the completion of panels.

•	Costs for maintaining panels are reported as expenses for the period in which they are incurred.

c)  Tangible assets

Tangible assets are reported at cost, net of straight-line depreciation over the following useful lives:

• fixtures and equipment	5 years
• computer hardware	3 years
• furniture	5 years

d)  Financial Assets

•	Fixed assets of a financial nature consist of security deposits and are reported on the balance sheet at face value.

e)  Trade receivables

Receivables are stated at their face value and a special provision is set aside for those considered doubtful.

f)  Conversion of the accounts of foreign subsidiaries

The balance sheets of foreign subsidiaries are converted into Euro at the exchange rate in effect at the end of the period. The income statement and cash flow statements of said entities are translated at the average exchange rate for the period. Foreign-exchange gains and losses resulting from the conversion of foreign subsidiary accounts into Euro are included in shareholder’s equity.

g)  Unrealized foreign-exchange gains and losses

Unrealized foreign-exchange gains and losses are reported in the consolidated income statement, in accordance with CNC Rule 99/02 applicable to the preferential method.

h)  Retirement benefits

Sums corresponding to vested employee retirement benefits, calculated retrospectively on the basis of seniority, have been set aside in the accounts as provisions for contingencies and losses.

NETVALUE GROUP

NOTES TO THE 2002 CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

i)  Revenue recognition

A portion of NetValue’s revenue is derived from subscriptions. Total revenue is stated in the income statement taking into account the portion of the subscription period accrued in the fiscal year. Revenue attributable to consulting services is recognized when services are performed.

j)  Expenses incurred to develop software for internal use

NetValue developed software that enables the processing and analysis of data pertaining to the behavior of Internet users. All expenses for the development, production and maintenance of said software are reported as charges for the period in which they were incurred.

k)  Corporate income tax and deferred taxes

Deferred tax debits and credits are shown in the books to indicate the future impact of temporary differences between the book value and the assessment for tax purposes of NetValue’s assets and liabilities, as well as the allocation of taxes to future periods. Deferred tax debits and credits are calculated using the tax rate applicable to any income resulting from the elimination of timing differences. Whenever tax rates change, the impact thereof on deferred tax debits and credits is reported in the income statement on the effective date of the rate change. Given the overall tax situation and short-term prospects of the NetValue entities, deferred tax credits are not reported.

l)  Short-term investment securities

Short-term investment securities held are shown in the balance sheet at cost. Whenever their inventory value is less than their cost, a provision for losses is set aside for the difference. Unrealized capital gains at the year-end are not reported in the income statement.

Note 4    Reporting Entities

Company	Principal office	Ownership %	Method of consolidation	Registration number
NetValue SA	Paris	Parent company	FC	41850811500031
NetValue USA Inc.	New York	100%	FC	—
NetValue Inc.	New York	100%	FC	—
NetValue Limited	London	100%	FC	—
NetValue Deutschland GmbH	Germany	100%	FC	—
NetValue AB	Sweden	100%	FC	—
NetValue Internet Measurement SA	Spain	100%	FC	—
NetValue Limited	Hong Kong	51%	FC	—

FC = fully consolidated
Net Value SA de CV was no longer consolidated as of May 2002.

NETVALUE GROUP

NOTES TO THE 2002 CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Note 5    Balance Sheet

Note 5-1  Intangible Assets

Change in the gross value of intangible assets:

	December 31, 2001	Additions	Disposals	Exchange Rate Differences	June 30, 2002
	In Euro
Trademarks	163,143	10,978	610		173,511
Domain Names	141,836			(16,522)	125,314
Software	479,992	321,373	29,270	(30,499)	741,596
Internet Sites	79,578				79,578
Flotation Costs	0				0
Panels	6,418,273	69,561	65,454	(162,919)	6,259,461

Total	7,282,822	401,912	95,334	(209,940)	7,379,460

NetValue incurred expenses with respect to the international registration of trademarks including NetValue, NetValue NetMeter, NetValue Online, and MegaPanel.

Changes in the accumulated amortization and intangible assets:

	December 31, 2001	Allowances	Cancellations	Exchange Rate Differences	June 30, 2002
	In Euro
Trademarks	36,675	15,745	151		52,269
Domain Names	56,734	12,531		(6,608)	62,657
Software	331,541	63,085	5,477	(30,165)	358,984
Internet Sites	38,847	18,126			56,973
Flotation costs	0				0
Panels	4,162,644	754,865	55,811	(73,296)	4,788,402

Total	4,626,441	864,352	61,439	(110,069)	5,319,285

Note 5-2  Tangible Assets

Changes in the gross value of tangible assets:

	December 31, 2001	Additions	Disposals	Exchange Rate Differences	June 30, 2002
	In Euro
Fixtures and fittings	1,231,327	19,181	109,981	(108,531)	1,031,996
Computer hardware	2,390,037	211,674	67,348	(155,615)	2,378,748
Office Furniture	229,250		18,171	(11,989)	199,090
Vehicles	57,434		37,311		20,123

	3,908,048	230,855	232,811	(276,135)	3,629,957

NETVALUE GROUP

NOTES TO THE 2002 CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Changes in the accumulated depreciation of tangible assets:

	December 31, 2001	Allowances	Cancellations	Exchange Rate Differences	June 30, 2002
	In Euro
Fixtures and fittings	883,154	39,223	42,144	(94,022)	786,211
Computer hardware	1,116,640	285,606	34,830	(80,228)	1,287,189
Office furniture	90,383	26,567	7,263	(5,703)	103,984
Vehicles	15,921	1,610	11,815		5,716

	2,106,098	353,007	96,052	(179,953)	2,183,100

Note 5-3  Financial Assets

	December 31, 2001	Additions	Disposals	Exchange Rate differences	June 30, 2002
	In Euro
Security Deposits	444,120	7,564	79,946	(20,045)	351,693

	444,120	7,564	79,946	(20,045)	351,693

Security deposits include those made on leases.

Note 5-4  Receivables

a)  Pre-paid supplies

The changes in down payments and advances made to suppliers, all of which are for less than one year, are as follows:

	December 31, 2001	June 30, 2002
	In Euro
Pre-paid supplies	191,719	30,476

	191,719	30,476

b)  Trade receivables

All trade receivables mature in less than one year.

	December 31, 2001	June 30, 2002
	In Euro
Client receivables	2,490,002	2,440,631
Doubtful accounts	7,627	150,606
Accrued receivables	366,599	349,368

Gross	2,864,228	2,940,605

Provisions for doubtful receivables	(157,168)	(148,766)

NET	2,707,060	2,791,839

NETVALUE GROUP

NOTES TO THE 2002 CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

c)  Other receivables

	December 31, 2001	June 30, 2002
	In Euro
Miscellaneous receivables	128,384	156,658
VAT	687,438	409,535
Accrued subsidies

	815,822	566,193

d)  Short-term investment securities

	December 31, 2001	June 30, 2002
	In Euro
Short-term investment securities	16,070,816	11,394,530

	16,070,816	11,394,530

As of June 30, 2002 the market value of short-term investment securities, primarily consisting of Monetary SICAVs, exceeded their book value by € 465,000; these unrealized capital gains were not reported in the financial statements, in compliance with French accounting standards.

The company owns 187,200 shares of its treasury stock which are valued at € 219,746. As of June 30, 2002, a depreciation provision of €75,600 has been made for this stock.

Note 5-5  Pre-paid expenses

As of June 30, 2002, prepaid expenses amounted to €245,131.

Note 5-6  Changes in shareholders equity (group share)

On June 30, 2002, the company’s capital amounted to €2,213,807.50 divided into 8,855,230 shares with a par value of €0.25 per share. More than 50% of the capital was held by the founders, senior executives and pre-IPO investors of the company while institutional and private investors held the remaining capital.

Changes in capital are summarized below:

NETVALUE GROUP

NOTES TO THE 2002 CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

	December 31, 2001	Increase in capital	2001 appropriation of loss	Profit (loss) of the period	Exchange rate differential	June 30, 2002
	In Euro
Shareholders’ equity	2,204,537	9,270				2,213,807
Share premium	64,718,318	5,752				64,724,070
Foreign-exchange reserves	595,579				39,539	635,118
Accumulated losses	(26,917,317)		(20,499,306)			(47,416,623)
Profit (loss) of the period	(20,499,306)		20,499,306	(6,139,188)		(6,139,188)

	20,101,813	15,022	0	(6,139,188)	39,539	14,017,185

	SPECIAL BCE WARRANTS				Stock options		Subscription Rights
	BCE 1	BCE 2	BCE 3	BCE 4	OAA 1	OAA 2	OSA
Shareholders’ Meeting	July 28, 1999	Oct. 1, 1999	June 27, 2001	June 27, 2001	Oct. 25, 1999	Oct. 25, 1999	Oct. 1, 1999
Board of Directors Meeting	—	—	June 27, 2001	Feb. 8, 2002	Nov. 30, 1999	July 19, 2000	July 19, 2000
Number of shares authorized	360,000	168,000	248,000				280,800
Aggregate number of shares for which options or warrants were granted	360,000	168,000	225,000	23,000	187,200	16,200	167,300
Number of shares cancelled	—	4,000	39,166	—	—	—	—
Number shares available or which remain to be granted	—	—	—	—	94,200	—	248,500
Number of shares purchased	37,080	None	None	None	None	None	None
Number of shares to be exercised	322,920	164,000	185,834	23,000	93,000[1]	16,200[2]	32,300
Total number of potential shares to be issued	322,920	164,000	185,834	23,000	—	—	280,800
Starting date of exercise period	7/28/2001	9/28/2002	6/27/2004	2/8/2005	11/30/2001	7/19/2002	7/19/2002
Expiration date	7/28/2004	9/28/2004	6/27/2006	2/8/2007	12/31/2007	7/19/2008	12/31/2007
Purchase price (warrants/BCE)	€0.15	€0.15	€0.01	€0.01	—	—	—
Exercise price	€0.24 for 300,000 €1.17 for 60,000	€1.17	€2.19	€1.36	€8.14	€20.77	€20.77
Exercise Conditions	Available since July 28, 2001	Available beginning on September 9, 2002	1/6 : 1 yr. after allocation 1/2 : 2 yr. after allocation All : 3 yr. after allocation.		Available since November 30, 2001 but fiscally unavailable until November 30, 2004		1/3 : 2 yr. After allocation 1/3 : 3 yr. After allocation 1/3 : 4 yAfter allocation Fiscally unavailable : 5 years

On June 30, 2002, the maximum dilution to the NetValue capital would be 10% were all the BCE warrants and stock options exercised, thus creating 976,554 new shares.

[1]	These shares already exist and are held by NetValue in « autocontrôle » (treasury stock)
[2]	These shares already exist and are held by NetValue in « autocontrôle » (treasury stock)

NETVALUE GROUP

NOTES TO THE 2002 CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

In addition, 12,000 new shares were issued in the first half of 2002 following the exercise of BCE 1 warrants. This increase in capital will be confirmed at the first Board of Directors following the 2002 year-end closing. The exercise of such BSCPCE warrants therefore reduces by the same amount the total number of new shares which could be issued through the exercise of the BCE 1 warrants approved by the General Shareholders’ Meeting of July 28, 1999 to 310,920.

Note 5-7  Minority Interests

Changes in minority interests’ share of retained earnings and income:

Minority Interest
Total at the beginning of the period	0
Minority share in the consolidated profit (loss)	(69,241)
Impact of exchange rate differences on minority interests	69,241
Other variations

Total at the end of the period	0

The NetValue Group consolidated its share of the negative minority interest.

Note 5-8  Contingency and loss provisions

Provisions for contingencies and losses were set aside on June 30, 2002 with €24,455 for vested pension benefits, €31,078 for taxes and €161,121 for litigation.

Note 5-9  Debts

	December 31, 2001	June 30, 2002
	In Euro
Loans repayable in less than one year	185,544	160,854
Deposit received	28,367	25,063

Total borrowings	213,911	185,917

Note 5-10  Trade accounts payable

Accounts payable to suppliers amounted to the following on June 30, 2002:

	December 31, 2001	June 30, 2002
	In Euro
Accounts payable	1,186,207	1,461,373
Accrued invoices not received	1,795,555	1,797,296

Total	2,981,762	3,258,669

All trade payables are due in less than one year.

NETVALUE GROUP

NOTES TO THE 2002 CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Note 5-11  Other liabilities

Other liabilities as of June 30, 2002:

	December 31, 2001	June 30, 2002
	In Euro
VAT	469,118	341,915
Corporate Income Tax	—	—
Other taxes and assessments	—

Tax liabilities	469,118	341,915

Employee compensation and paid vacation payable	232,489	217,430
Employee benefits payable	467,336	356,155

Payroll liabilities	699,825	573,585

Other liabilities	178,857	426,109
Total	1,347,800	1,341,609

All other liabilities are due in less than one year

Note 5-12  Prepaid Income

Prepaid income of €1,634,122 represents the portion of subscription fees pertaining to periods subsequent to June 30, 2002.

Note 6    Income Statement

Note 6-1  Performance breakdown by region

a)  Revenue, Operational Profit (Loss), and Net Fixed Assets:

	December 31, 2001			June 30, 2002
	France	Other countries	Total	France	Other countries	Total
	In Euro
Product sales	2,630,517	3,947,117	6,577,634	470,677	1,570,802	2,041,479
Other revenue				5,437	14,414	19,851
Discounts and rebates		(19)	(19)

Total Revenue	2,630,517	3,947,098	6,577,615	476,114	1,585,216	2,061,330

Operating Income (Loss)	(3,055,289)	(20,058,380)	(23,113,669)	(3,563,085)	(2,079,050)	(5,642,135)

Net Fixed Assets	2,588,498	2,313,954	4,902,452	2,348,995	1,509,730	3,858,725

NETVALUE GROUP

NOTES TO THE 2002 CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

b)  Other operating income

	December 31, 2001	June 30, 2002
	In Euro
Subsidies received	13,600
Other revenue from current business	36	111
Transferred operating expenses	2,234	13,365
Provision recovery	15,618	229,302

Total	15,870	242,778

c)  Financial income and expenses

	December 31, 2001	June 30, 2002
	In Euro
Income from invested cash balances	1,958,964	213,288
Interest expense	(122,502)	(23,422)
Foreign-exchange gains (losses)	(204,545)	(487,485)
Treasury stock provision		(75,600)

Total	1,631,917	(373,219)

d)  Exceptional items

	December 31, 2001	June 30, 2002
	In Euro
Capital losses from asset sales	(99,794)	(247,417)
Depreciation and extraordinary loss provisions	(1,646,886)*	88,587
Other exceptional expenses	(425,614)	(34,244)
Other exceptional revenue	446,953

Total	(1,725,341)	(193,075)

These figures concern the close of operations in the United States, which resulted in the total depreciation of the US panel, New York office improvements and fixtures, and employee provisions.

Note 7    Accumulated losses/Changes in deferred taxes

As of June 30, 2002 the aggregate of tax losses carried forward and accelerated depreciation amounted to approximately €50 million.

Note 8    Officers’ compensation

The annual compensation for the officers of the company amount to €457,369.

Note 9    Personnel

As of June 30, 2002 the Company employed a total of 49 people in France and 43 in other countries.

NETVALUE GROUP

NOTES TO THE 2002 CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Note 10    Off balance-sheet commitments

•	25 Moneyplus money-market fund shares were pledged to the Société Générale as security for the guarantees the bank provided on the lease of premises for:

—	NetValue USA: USD 0.08 million
—	NetValue France: EUR 0.35 million

	Payments due per period (in thousands of Euro)
	Total	Less than 1 year	From 1 to 5 years	Beyond 5 years
Contractual obligations
Long-term debts
Financial rental obligations
Simple rental contracts	4,737	1,158	3,579
Irreversible purchase agreements
Other long-term obligations
Total

Hedge-fund:
•	premium paid in 2001 of €22,105 for the period from October 2001 until October 2002 based on a 4.5% rate and a total of €7,622,451
•	premium paid in 2002 of €21,350 for the period from October 2002 until October 2003 based on a 4.25% rate and a total of €7,000,000.

Note 11    Post-closing events

According to the terms of a contract signed August 5, 2002 between NetRatings, NetValue and the majority shareholders of NetValue, NetRatings acquired a 52 percent ownership position in NetValue through the direct purchase of 4,603,069 shares of common stock from majority shareholders at €2 per share. The deal closed on August 9, 2002 and the payment was made approximately 80 percent in cash and approximately 20 percent in NetRatings’ common stock, evaluated on the basis of the weighted average U.S. Dollar closing price for NetRatings common stock as quoted for the ten trading days preceding August 2, 2002.

NetValue and Gallup A/S agreed to end their partnership in Norway and Denmark as of July 31, 2002.

NetValue continued the commercialization of its MegaPanel service offering in Germany in August and in the UK in September 2002.